UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2020

____________________

SELECT INTERIOR CONCEPTS, INC.

(Exact name of Registrant as Specified in Its Charter)

____________________

Delaware	001-38632	47-4640296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 1760 Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 701-4737

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

The Securities and Exchange Commission (the “SEC”) issued an Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies, dated March 25, 2020 (Release No. 34-88465) (the “Order”), which provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) pandemic.  Select Interior Concepts, Inc. (the “Company”) will be relying on the Order to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) due to circumstances related to the COVID-19 outbreak.   The Company expects to file the Quarterly Report as soon as it is completed, but no later than June 25, 2020, which is 45 days from the Quarterly Report’s original filing deadline of May 11, 2020.

COVID-19 and related cautionary measures have disrupted routine interactions among the Company’s accounting personnel, other staff and third parties involved in preparation of the Quarterly Report and the completion of the Company’s quarterly review.  Additionally, COVID-19 has resulted in the need to evaluate the various impacts of the pandemic on the Company’s business and financial statements.  These impediments have slowed the preparation and completion of the Company’s Quarterly Report.

In addition, the Company is supplementing the risk factors previously disclosed in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 with the following risk factor, which should be read in conjunction with the other risk factors presented in the Annual Report on Form 10-K:

The COVID-19 pandemic has adversely affected, and we expect it to continue to adversely affect, our business, financial condition, and results of operations.

In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, the United States government declared the pandemic a national emergency; and most states imposed measures to reduce the spread of COVID-19, including orders to shelter in place, social distance, and close certain non-essential businesses.  The pandemic has caused widespread adverse impacts to the economy and financial markets, and to our employees, customers, suppliers and other parties with whom we do business.  The pandemic has already had an impact on our operations including adversely impacting demand for our products and disrupting our business operations.   The ultimate extent to which COVID-19 impacts our business, results of operations, liquidity and financial condition will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration, severity, scope of the outbreak, and the actions taken to contain its impact, as well as actions taken to limit the resulting economic impact, among others.

Our business depends in large part on housing starts and residential repair and remodel activity, all of which is generally dependent on the overall health of the economy.  The economic uncertainty resulting from the COVID-19 pandemic could have a material and adverse impact on housing starts and residential repair and remodel activity, which in turn could materially impact demand for our products and services. Furthermore, a depressed market could result in downward pricing pressures as our competitors compete for fewer jobs, adversely impacting our margins.

We also face business interruptions throughout the pandemic.  In general, in most states and jurisdictions where we operate, construction has been designated an essential service and we have been able to continue to operate.  However, there can be no assurance that our business will remain designated as an essential service or that government officials will not expand business closures in the future to include our business, which would have a material adverse effect on our operations and financial condition.  Also, even though we have been able to continue to operate as an essential business, new protocols and safety measures at construction sites have and are expected to continue to negatively impact productivity and efficiency of delivery of our products and services for so long as such protocols and measures remain in place.  Furthermore, we have experienced significant disruption in our business as a result of government regulations and other measures implemented to try to slow the spread of the virus, such as travel bans and restrictions, border closures, quarantines, shelter-in-place orders and other business shutdowns.  This has resulted in our business, our suppliers and other business counterparties experiencing operational delays, including delays in the delivery of products that are sourced from around the globe, all of which have caused, and may continue to cause, delays in our ability to provide products and services to our customers in a timely manner, achieve milestones or deadlines relating to various projects, and other operational disruptions, which could negatively affect our reputation, impede us from to servicing our customers,  and/or impact our ability to generate income.

We are unable to predict the duration of the COVID-19 pandemic or how it will affect our or our customers’ business operations after it is contained. The full extent of the adverse impact of COVID-19 on our business, financial condition, liquidity and results of operations cannot be predicted and has been and may continue to be material. The magnitude will depend on factors beyond our control.  We may take further actions as government authorities require or recommend or as we determine to be in the best interests of our employees, customers, suppliers and other business counterparties. There is no certainty that such measures will be sufficient to mitigate the risks posed by the virus, in which case our employees or other individuals may become sick, our ability to perform critical functions could be harmed, we may be unable to respond to some of the needs of our business, and our financial condition and results of operations may be further impacted.

Finally, the risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2019 could be heightened as a result of the impact of the COVID-19 or any other public health crisis.  New risks could also emerge.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2020	SELECT INTERIOR CONCEPTS, INC.

	By:	/s/ Tyrone Johnson
Name: Tyrone Johnson
Title: Chief Executive Officer